Exhibit 10.31

CONFIDENTIAL

ADDENDUM TO SUPPLY AND MARKETING AGREEMENT

(“Addendum 01”)

1	PREAMBLE AND INTENTION

The Parties are,

1.1

Sun Pharma Laboratories Ltd., a company registered under the Companies Act, (CIN: U25200GJ1997PLC133846) existing and organised under the laws in India, with its registered office at SPARC, Tandalja, Baroda - 390 012, Gujarat, India (hereinafter referred to as the “SPLL” which expression shall, unless it be repugnant to the subject, context or meaning thereof, be deemed to mean and include its successors and permitted assigns)

1.2

Vyome Therapeutics Limited, a company incorporated under the laws of India under Companies @ Act 1956, (CIN/Identification No. CINU73100GJ2017PLC098900) having its registered office and principal place of business at D-31,Kamalanjali,Akota Off Old Padra Road, Vadodara, Gujarat, India,390020 (hereinafter referred to as the “VTL” which expression shall, unless it be repugnant to the subject, context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

SPLL and VTL are each referred to individually as a “Party” and together as the “Parties”.

WHEREAS:

1.1	SPLL and Vyome Biosciences Limited had entered into a Supply and Marketing Agreement dated 10th October 2016 (the “Agreement”).
1.2	Vyome Biosciences Limited assigned the Agreement to VTL, pursuant to a demerger through a Consent for Assignment which was dated 14th December, 2018.
1.3	SPLL has assigned the agreement to SPIL through an Assignment Agreement which has been concluded on 15th October, 2016.
1.4	SPIL further assigned the Agreement to SPLL through an Assignment Agreement dated 24th April, 2021 and effective from 1st June, 2021.
1.5	Certain other obligations of the Parties to the Agreement are being revised as stated in Schedule A of this Addendum (“Addendum 01”).
1.6	This Addendum 01 dated 20th December, 2023, forms part of and is to be read with the Agreement from 01st November, 2023 (“Effective Date”).

AMENDMENTS

The Parties hereby amend the Agreement as recorded in Schedule A hereto.

2	GENERAL
2.1

As of the Effective Date, this Addendum 01 shall be read together with and shall be deemed to be incorporated in the Agreement and shall be governed by the terms, conditions and definitions set forth in the Agreement, as if such terms were fully set forth herein.

CONFIDENTIAL

2.2	Except as expressly amended hereby, the terms and conditions of the Agreement shall continue in full force and effect and are hereby confirmed and ratified.
2.3	If there is inconsistency between the provisions of the Agreement and this Addendum 01, the provisions of this Addendum 01 shall prevail.
3	SIGNATORIES

Sun Pharma Laboratories Ltd		Vyome Therapeutics Limited

	/s/ Hiren N Desai	/s/ Venkat Nelabhotla

Signature:		Signature:

Name:	Hiren N Desai	Name:	Venkat Nelabhotla

Designation:	VP Procurement	Designation:	Board Member
(who by his/her signature hereto warrants his authority)		(who by his/her signature hereto warrants his/her authority)

Legal Control No: L102.20.12.23

CONFIDENTIAL